THIRD AMENDMENT, WAIVER AND CONSENT TO REVOLVING CREDIT AGREEMENT

                    THIS THIRD AMENDMENT, WAIVER AND CONSENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") is entered into as of May 10, 1995, by and among AVONDALE INDUSTRIES, INC., a Louisiana corporation (the "Company"), the various financial institutions signatory hereto (collectively, the "Banks," and, individually, a "Bank"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as LC Issuer and as successor agent to BANK OF AMERICA ILLINOIS (successor-in-interest to CONTINENTAL BANK), as agent for the Banks (the "Agent"). Words and phrases having defined meanings in the Credit Agreement referred to below shall have the same respective meanings when used herein, unless otherwise expressly defined herein.

                                     WITNESSETH:

                    WHEREAS, the parties hereto have entered into a Revolving Credit Agreement, dated as of May 10, 1994 as amended by that certain First Amendment and Waiver to Revolving Credit Agreement dated as of May 31, 1994 and that certain Second Amendment to Revolving Credit Agreement dated as of February 9, 1995 (collectively, the "Existing Agreement" and as amended by this Amendment, the "Credit Agreement"), relating to a revolving credit facility in an amount not to exceed $35,000,000 for the Company's ongoing working capital and general corporate needs;

                    WHEREAS, the Company, the Banks and the Agent desire
          (i) to amend and waive certain provisions of the Existing Agreement to permit the Company to extend certain financial accommodations to or for the benefit of American Heavy Lift Shipping Company, Inc., a Delaware corporation ("American Heavy Lift") in connection with the Company's construction of four (4) product tankers to be flagged under the United States flag for use in the United States coastwise trade and that comply with the requirements of the Oil Pollution Act of 1990 (collectively, the "AHL Tankers") and (ii) to increase the amount of the revolving credit facility to $42,500,000, in each case, on the terms and conditions set forth herein; and

                    WHEREAS, Bank of America National Trust and Savings Association has succeeded to the rights and duties of the Agent under the Credit Agreement and the other Loan Documents;

                    WHEREAS, the Company has delivered to the Agent and the Agent has delivered to the Banks an Extension Notice in which the Company requested that the Expiration Date of the Existing Agreement be extended for one additional year;

                    NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for other consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows;
                    1. Amendments to the Existing Agreement. Subject to and conditioned upon the fulfillment of each of the conditions precedent set forth in Section 4 hereof, the Existing Agreement is hereby amended as follows:

                    (a) The definition of "LC Issuer" is hereby amended to delete the terms thereof in their entirety and to insert the following therefor:

                         "LC Issuer" shall mean Bank of America Illinois
               and/or Bank of America National Trust and Savings Association in its individual capacity and not as Agent and, with the consent of the Agent, the Company and Bank of America National Trust and Savings Association, any Bank. With respect to Letters of Credit issued by the LC Issuer, the LC Issuer shall have the benefits of each provision of this Agreement as if it were a Bank, and provisions of this Agreement and the other Loan Documents which are for "the benefit of the Banks" shall also be for the benefit of the LC Issuer. If there shall be more than one LC Issuer at any time, to the extent relevant, the term "LC Issuer" shall mean both LC Issuers.

                    (b) The definition of "Line of Credit" is hereby amended to delete the terms thereof in their entirety and to insert the following therefor:

                         "Line of Credit" shall mean the aggregate
               revolving credit line extended by the Banks to the Company for Loans and Letters of Credit pursuant to and in accordance with the terms of this Agreement, in the amount of $42,500,000.00 as such amount may be reduced from time to time in accordance with Section 2.5 or Section VIII.

                    (c) Section 2.2(a) is hereby amended to delete the terms thereof in their entirety and to insert the following therefor:

               The Loans made by each Bank pursuant hereto shall be evidenced by a promissory note of the Company substantially in the form of Exhibit J (as amended, supplemented, amended and restated, or otherwise modified, each a "Revolving Note" and collectively the "Revolving Notes"), made payable to the order of such Bank in a principal amount equal to such Bank's Commitment as of the Effective Date (or such other amount as may otherwise be relevant as a result of any assignments permitted by this Agreement).

                    (d) Section 10.2 is hereby amended to delete the terms of the first sentence of the second paragraph thereof in its entirety and to insert the following therfor:

               Notwithstanding the foregoing, without the consent of any Bank or the LC Issuer, the Agent, upon the request of the Company, shall release its Lien, or enter into intercreditor and/or subordination agreements with lenders to the Company's and any Subsidiary Guarantor's customers subordinating the Agent's Lien, on certain Inventory which shall constitute or form a part of work-in-process with respect to which both title thereto has passed to customers of the Company or any Subsidiary Guarantor pursuant to the terms of the applicable contract with such customers and for which an Account has arisen (whether or not such Account has been billed).

                    (e) Schedule I is hereby amended to delete the terms thereof in their entirety and to insert Exhibit A attached hereto therefor.

                    2. Waiver Relating to American Heavy Lift Contract. Subject to and conditioned upon the fulfillment of each of the conditions precedent set forth in Section 4 hereof, and effective as of the date of this Amendment, the Required Banks hereby (i) waive the provisions of Sections 7.3 and 7.13 of the Existing Agreement to the extent, and solely to the extent, necessary to permit the Company to extend financial accommodations to American Heavy Lift (in the form of a guarantee) in connection with the Company's construction of the AHL Tankers in an aggregate principal amount not to exceed $6,000,000 for all such extensions and (ii) waive the provisions of Section 7.9 of the Existing Agreement to permit the Company to purchase the sterns of the AHL Tankers for consideration not to exceed $20,000,000 in the aggregate, which sterns shall be simultaneously resold to American Heavy Lift for consideration in the same amount and of the same type as that paid by the Company therefor. The documentation pursuant to which such extensions of credit are made and governed shall be substantially in the form of that documentation delivered to each of the Banks prior to the date of this Amendment, with any material changes thereto requiring the further consent of the Required Banks.

                    3. Acknowledgment Relating to Existing DOL Letter of Credit. Each of the Banks hereby acknowledges that Bank of America National Trust and Savings Association ("BofA") and Bank of America Illinois ("BAI") in their respective capacities as LC Issuers are contemplating the substitution of the current $20,000,000 Letter of Credit issued by BAI in favor of the United States Department of Labor (the "DOL") (the "BAI Letter of Credit") with a $20,000,000 Letter of Credit issued by BofA in favor of the DOL (the "BofA Letter of Credit"). In order to facilitate such exchange the BofA Letter of Credit will be delivered to the DOL prior to the surrender of the BAI Letter of Credit to BAI. Each of the Banks acknowledges and agrees that it shall continue to have a participation interest in both the BAI Letter of Credit and the BofA Letter of Credit notwithstanding the limitations on their respective commitments set forth in the Credit Agreement. Upon BAI's actual receipt of the BAI Letter of Credit the BAI Letter of Credit shall be cancelled and the Agent shall notify each of the Banks of such cancellation.

                    4. Conditions Precedent to Effectiveness of Amendments, Waiver and Consent. The amendments and modifications set forth in Section 1 hereof and the waivers and consents set forth in Sections 2 hereof shall become effective upon, and are expressly conditioned upon, the fulfillment of each of the following conditions precedent on or prior to June 1, 1995:

                    (a) Amendment. The Agent shall have received this Amendment, duly executed and delivered by an authorized officer of the Company and each of the Banks.

                    (b) Subsidiary Guarantor Consent. The Agent shall have received (with a copy for each of the other Banks) from each of the Subsidiary Guarantors a reaffirmation of the Subsidiary Guarantee executed by it.

                    (c) Material Adverse Change. In the opinion of the Banks (as evidenced by their execution of this Amendment), no event or condition shall have occurred or exist which could reasonably be expected to have a Material Adverse Effect.

                    (d) MARAD Approval. The Agent shall have received copies of MARAD documentation approving the increase in the Line of Credit and the amendment to the 900 Foot Floating Drydock Mortgage reflecting such increase.

                    (e) Legal Opinion. The Agent shall have received the favorable opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, Louisiana counsel to the Company, addressed to the Agent, the LC Issuer and the Banks in form and substance satisfactory to the Agent and its counsel.

                    (f) Revised Revolving Notes. The Agent shall have received an Amended and Restated Revolving Note (or an amendment to the existing Revolving Notes) for each of the Banks evidencing the increase in each Bank's Commitment as contemplated by this Amendment.

                    (g) Fee. The Agent shall have received a fee equal to 0.25% of the $7,500,000 increase in the Line of Credit (which fee shall be paid to the Banks (including Bank of America Illinois as a Bank) pro rata based upon the respective increases in their Commitments), and an amendment processing fee for its own account pursuant to a separate letter agreement with the Company.

                    (h) American Heavy Lift Documentation. The Agent shall have received copies of all documentation relating to American Heavy Lift's issuance of bonds guaranteed by MARAD and the Company's related guarantees and such documents shall be in form and substance satisfactory to Agent and its counsel.

                    (i) Extension Documentation. The Agent shall have received a duly executed Consent Notice satisfactory to Agent from each of the Banks agreeing to extend the Expiration Date for one additional year (to May 10, 1997).

                    (j) Other Documents. The Agent shall have received such other documents, instruments and agreements as it shall have reasonably requested in connection with the transactions contemplated by this Amendment.

                    5. Representations, Warranties and Covenants. In order to induce the Agent and the Banks to enter into this Amendment, the Company hereby represents, warrants and covenants to the Agent and the Banks as follows:

                         (a) The execution, delivery and performance by the Company of this Amendment (i) are within the Company's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction or of the Certificate or Articles of Incorporation or By-Laws of the Company, (v) do not contravene, or constitute a default under, any agreement, judgment, injunction, order, decree, indenture, contract, lease, instrument or other commitment to which the Company is a party or by which the Company or any of its assets are bound and (vi) will not result in the creation or imposition of any Lien upon any asset of the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company is a party or by which it or any of its assets may be bound or affected.

                         (b) This Amendment and the Credit Agreement are the legal, valid and binding obligations of the Company, and are enforceable against the Company in accordance with their terms.

                         (c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on the date hereof, except to the extent that such representations expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

                         (d) No Default or Event of Default has occurred and is continuing.

                         (e) On or prior to May 31, 1995 the Company shall cause to be delivered to the Agent the favorable opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, Louisiana counsel to the Company, addressed to the Agent, the LC Issuer and the Banks in form and substance satisfactory to the Agent and its counsel with respect to the amendment to the 900 Foot Floating Drydock Mortgage reflecting the increase in the Commitments contemplated by this Amendment.

                         (f)  The Company will not, without the prior
               written consent of the Required Banks, amend or otherwise modify (or agree to amend or otherwise modify) any provision of (i) those certain Credit Support Agreements, dated on or about the date hereof, by and between the Company and American Heavy Lift or (ii) any promissory notes, mortgages, security agreements or similar instruments or agreements executed pursuant to or in connection with such Credit Support Agreements.

                    6.   Reference to and Effect Upon the Credit Agreement.

          Upon the effectiveness of this Amendment, each reference in the Existing Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Existing Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby.

                    7. Reaffirmation; Expenses. The Company hereby reaffirms to the Agent and each of the Banks that, except as modified hereby, the Credit Agreement and all of the Loan Documents remain in full force and effect and have not been otherwise waived, modified or amended. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. The Company acknowledges that all reasonable legal expenses of the Agent related to this Amendment shall be paid by the Company.

                    8. Confirmation of Collateral Documents. The Company hereby (i) ratifies and confirms its obligations under the Collateral Documents and acknowledges and agrees that the Collateral Documents to which the Company is a party are the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms; and (ii) agrees that the Obligations (for purposes of each of such Collateral Documents) shall include, without limitation, the Obligations under and as defined in the Credit Agreement as amended by this Amendment.

                    9. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY, THE SUBSIDIARIES, THE AGENT AND THE BANKS IN CONNECTION WITH THIS AMENDMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS.

                    10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart thereof.

                    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                        AVONDALE INDUSTRIES, INC.


                                        By: /s/ THOMAS M. KITCHEN
					    ---------------------
                                        Name:  Thomas M. Kitchen
                                        Title: Vice President

                                        BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as Agent

                                        By: /s/ DANIEL G. FARTHING
 					    ----------------------
                                        Name:  Daniel G. Farthing
                                        Title: Vice President

                                        THE BANKS:

                                        BANK OF AMERICA ILLINOIS, successor-
                                         in-interest to CONTINENTAL BANK,
                                         as a Bank and as LC Issuer

                                        By: /s/ THOMAS BARNETT
					    ------------------
                                        Name:  Thomas Barnett
                                        Title: Vice President

                                        BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as LC Issuer


                                        By: /s/ THOMAS BARNETT
					    ------------------
                                        Name:  Thomas Barnett
                                        Title: Vice President

                                        WHITNEY NATIONAL BANK


                                        By: /s/ ELMER H. HEMPHILL, JR.
                                        Name: Elmer H. Hemphill, Jr.
                                        Title: Senior Vice President

                                        FIRST INTERSTATE BANK OF TEXAS,N.A.


                                        By: /s/ FRANK W. SCHAGEMAN
					    ----------------------
                                        Name: Frank W. Schageman
                                        Title: Vice President


                                        FIRST NATIONAL BANK OF COMMERCE


                                        By: /s/ DAVID A. DOHERTY
                                            --------------------
					Name: David A. Doherty
                                        Title: VIce President

                                      EXHIBIT A

                                    SCHEDULE I TO
                              AVONDALE INDUSTRIES, INC.
                              REVOLVING CREDIT AGREEMENT

          Commitments                            Amount         Percentage

          Bank of America Illinois                $18,200,000   42.8235295%
          Whitney National Bank                   $12,150,000   28.5882353%
          First National Bank of Commerce         $ 6,075,000   14.2941176%
          First Interstate Bank                   $ 6,075,000   14.2941176%

          Total                                   $42,500,000  100.0000000%

                                       CONSENT

                    By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Third Amendment, Waiver and Consent to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        AVONDALE GULFPORT MARINE, INC.


                                        By /s/ THOMAS M. KITCHEN
					   ---------------------
					   Thomas M. Kitchen
                                        Title:

          Dated:  May 10, 1995

                                       CONSENT

                    By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Third Amendment, Waiver and Consent to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        AVONDALE TECHNICAL SERVICES, INC.


                                        By /s/ THOMAS M. KITCHEN
					   ---------------------
					   Thomas M. Kitchen
                                        Title:

          Dated:  May 10, 1995

                                       CONSENT

                    By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Third Amendment, Waiver and Consent to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        CRAWFORD TECHNICAL SERVICES, INC.


                                        By \S\ B. L. HICKS
					    --------------
					    B. L. Hicks
                                        Title:

          Dated:  May 10, 1995

                                       CONSENT

                    By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Third Amendment, Waiver and Consent to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        GENCO INDUSTRIES, INC.


                                        By /s/ THOMAS M. KITCHEN
					   ---------------------
					   Thomas M. Kitchen
                                        Title:

          Dated:  May 10, 1995

                                       CONSENT

                    By Subsidiary Guarantee dated as of February 9, 1995 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Third Amendment, Waiver and Consent to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        AVONDALE PROPERTIES, INC.


                                        By /s/ THOMAS M. KITCHEN
					   ---------------------
					   Thomas M. Kitchen
                                        Title:

          Dated:  May 10, 1995

                    By Subsidiary Guarantee dated as of February 9, 1995 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Third Amendment, Waiver and Consent to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.


                                        AVONDALE LAND MANAGEMENT COMPANY,
                                          a Louisiana general partnership

                                             By  Avondale Industries, Inc.,
                                                  a general partner

                                             By /s/ THOMAS M. KITCHEN
					        ---------------------
					     Name: Thomas M. Kitchen
                                             Title:

                                             By  Avondale Properties, Inc.,
                                                  a general partner

                                             By /s/ THOMAS M. KITCHEN
					        ---------------------
					     Name: Thomas M. Kitchen
                                             Title:

          Dated:  May 10, 1995